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                                                                   Exhibit 10.10

                                                                         V VITEX

February 16, 2000

By Facsimile and Certified Mail

Mark DeWyngaert
Director, Office of Patents & Licenses
Commercial Development
The New York Blood Center, Inc.
310 E. 67th Street
New York, NY 10021-6295

Re:  Exclusive License Agreement (#5) for Virally Inactivated Cellular Products

Dear Mark,

Pursuant to Section 10.5 of the Exclusive License Agreement (#5) for Virally Inactivated Cellular Products between The New York Blood Center, Inc. ("NYBC") and V.I. Technologies, Inc. ("Vitex"), dated September 21, 1995, as amended ("Agreement"), Vitex hereby notifies NYBC that it is terminating the Agreement effective February 1, 2000.

VITEX will return all know-how related to phthalocyanines to NYBC.

Should you have any questions regarding this matter, please contact me at
617.864.4800 x240.

Sincerely,

/s/ Yukari Y. Perrella
Yukari Y. Perella
Director, Business Development

cc:  General Counsel, The New York Blood Center, Inc.
     John Barr, VITEX
     Tom Higgins, VITEX
     Frank Pascale, Pall Corporation